SOLAR POWER SYSTEMS, NET	12 Months Ended
Dec. 31, 2015
SOLAR POWER SYSTEMS, NET.
SOLAR POWER SYSTEMS, NET

8. SOLAR POWER SYSTEMS, NET

        Solar power systems, net consist of the following:

	At December 31, 2014	At December 31, 2015
	$	$
Solar power systems in operation	75,344	508,584
Solar power systems under construction	22,697	706,118
Accumulated depreciation	(1,173)	(14,261)

Solar power systems, net	96,868	1,200,441

        For the years ended December 31, 2014 and 2015, in connection with decisions to hold and operate certain projects to generate revenues from the sale of electricity, projects totaling $98.0 million and $347.2 million, respectively, were reclassified to solar power systems, of which $22.7 million and $107.6 million were reclassified to those under construction, respectively. Depreciation expense of solar power systems was nil, $1,173 and $11,340 for the years ended December 31, 2013, 2014 and 2015, respectively.